CULLEN FUNDS TRUST

Cullen High Dividend Equity Fund

Cullen International High Dividend Fund

Cullen Small Cap Value Fund

Cullen Value Fund

Cullen Emerging Markets High Dividend Fund

Cullen Enhanced Equity Income Fund (together, the “Funds”)

Supplement dated May 13, 2022 to the

Statement of Additional Information (“SAI”) dated October 28, 2021

At a Meeting of the Cullen Funds Trust’s (the “Trust”) Board of Trustees (the “Board”) on May 12, 2022, the Board approved the appointment of Bradley Swenson as the Trust’s Chief Compliance Officer (“CCO”), replacing Steven Mullooly in this role.

As a result, all references to Mr. Mullooly as the Trust’s CCO in the Funds’ SAI are replaced with references to Mr. Swenson serving in this role. In addition, the “Officers” table on page B-19 of the “Management of the Funds” section of the SAI is amended by deleting the information relating to Steven Mullooly and replacing it with the following:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Funds in Complex Overseen	Other Directorship Held by Trustees
Bradley Swenson 1700 Broadway Suite 1230 Denver CO 80290 Birth year: 1972	Chief Compliance Officer	Since May 2022	Head of Compliance Services of Paralel Technologies LLC (2022-Present); CCO of Paralel Distributors LLC (2022-Present); President of TruePeak Consulting, LLC (2021-Present); President (2019-2021) and Chief Operating Officer (2015-2021) of ALPS Fund Services, Inc. and ALPS Distributors, Inc.	N/A	N/A

Further, the following sentence is inserted on page B-19 at the end of the of the “Management of the Funds” section of the SAI.

The Trust has entered into a CCO services arrangement with Paralel Technologies LLC (“Paralel”) pursuant to which Paralel designates, subject to the Trust’s approval, one of its employees to serve as CCO of the Trust within the meaning of Rule 38a-1. Mr. Swenson, an employee of Paralel, currently serves in such capacity under the terms of the CCO services arrangement.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.